As filed with the Securities and Exchange Commission on May 8, 1998
                                                           SEC File No.333-42477
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                        ---------------------------------


                           NEOMEDIA TECHNOLOGIES, INC.
            ---------------------------------------------------------
           (Name of Small Business Issuer as specified in its charter)

         DELAWARE                                              36-3680347
-------------------------------                            -------------------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                               2201 SECOND STREET
                                    SUITE 600
                            FORT MYERS, FLORIDA 33901
                     --------------------------------------
                    (Address of Principal Executive Offices)

           FILING AMENDED EXHIBIT 23.2 AND NEW EXHIBITS 23.3 AND 99.1

                                  EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION OF EXHIBIT
--------         ----------------------
  23.2         Consent of Coopers and Lybrand L.L.P.

  23.3         Consent of KPMG Peat Marwick LLP

  99.1         Reoffer Prospectus